UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2016

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)
Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Third Avenue South, Suite 900, Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Pinnacle Financial Partners, Inc., a Tennessee corporation (the "Company"), held its 2016 Annual Meeting of Shareholders (the "Annual Meeting") on April 19, 2016. At the Annual Meeting, Harold Gordon Bone, Charles E. Brock, Renda J. Burkhart, Gregory L. Burns, Colleen Conway-Welch, Thomas C. Farnsworth, III, Glenda Baskin Glover, William F. Hagerty, IV, Ed C. Loughry, Jr., Gary L. Scott and M. Terry Turner were elected as directors of the Company to hold office for a term of one year and until their successors are duly elected and qualified. In addition to these individuals, Robert A. McCabe, Jr., William H. Huddleston, IV and Reese L. Smith, III, each of whom was previously elected to the Company's board of directors for a term expiring at the Company's annual meeting of shareholders to be held in 2017, remains a director of the Company. In addition, at the Annual Meeting, the shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2016 (the "Proxy Statement") and (ii) ratified the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

The final voting results of the director elections, non-binding, advisory approval of compensation for the Company's named executive officers and ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, which were described in more detail in the Proxy Statement, are set forth below.

(1)	Each director was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Harold Gordon Bone	28,942,052	132,288	986,113	6,115,426
Charles E. Brock	28,960,943	114,173	985,337	6,115,426
Renda J. Burkhart	28,952,431	122,094	985,928	6,115,426
Gregory L. Burns	28,812,161	263,780	984,512	6,115,426
Colleen Conway-Welch	28,790,895	282,427	987,131	6,115,426
Thomas C. Farnsworth, III	28,953,166	117,624	989,663	6,115,426
Glenda Baskin Glover	28,943,047	121,695	995,711	6,115,426
William F. Hagerty, IV	28,940,988	122,055	997,410	6,115,426
Ed C. Loughry, Jr.	28,929,326	138,345	992,782	6,115,426
Gary L. Scott	28,954,199	115,575	990,679	6,115,426
M. Terry Turner	28,971,264	99,781	989,408	6,115,426

(2)	The non-binding advisory vote on the compensation of the Company's named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
27,888,096	1,145,090	1,027,267	6,115,426

(3)
The ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
35,115,760	58,606	1,001,513	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date: April 21, 2016